FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2021
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Letter to Shareholders

Dear Fellow Shareholders,
What a difference a year makes! A year ago, we were in the depths of the pandemic with no clear end in sight. Today we are in the process of returning to normal as widespread COVID-19 vaccinations enable businesses to relax restrictions. Consumers amassed record amounts of savings during the pandemic due in part to multiple stimulus packages. As the year has progressed and the economy reopened, they ramped up spending on everything from entertainment to autos to houses. The economic rebound and strong corporate earnings drove the stock market to record highs. The S&P 500 posted a fifth consecutive quarterly gain, its longest winning streak since 2017. For the first six months of 2021, the S&P rose 15.3%, our Fund generated a 15.1% return.
“The economic rebound and strong corporate earnings drove the stock market to record highs.”

The pace of the economic recovery has been faster than expected caused by pent-up demand. This has led to supply shortages, higher prices, and concerns about inflationary pressures brewing in the economy. The May Consumer Price Index report did little to relieve those concerns, rising 5% over the prior 12 months to a 13-year high. Home prices have also soared, rising 24% year over year, the largest price increase since 1999.
A big unknown is whether the rise in inflation is transitory, as the Federal Reserve predicts, or if it proves to be more persistent and enduring than expected. A tight labor market has only added to concerns. The 10-year Treasury yield nearly doubled on inflation fears during the first quarter. Yields partially retraced in the second quarter as concerns eased. The 10-year ended the quarter at 1.47%, 50 basis points higher than it began the year. The Fed says it plans to remain accommodative, but it now expects to raise interest rates in 2023, sooner than initially anticipated due to the rapid economic recovery.
During the first half of 2021, we saw a rotation out of some of last year’s best performers and into value stocks as well as other beneficiaries of the economic reopening. Those sectors that typically benefit from rising bond yields and an improving economy, such as Energy and Financials, have done particularly well.
After a year of cautious cash management in response to the pandemic, companies are now raising dividends and buying back stock driven by optimism about future sales and earnings. Merger and acquisition activity is also on the rise this year as several large deals have been announced, including the proposed

Letter to Shareholders (continued)

merger between AT&T’s Warner Media division and Discovery and Canadian National Railway’s bid to acquire Kansas City Southern.
For our Fund, Financials, Energy, and Technology were the primary contributors to our relative performance in the first half, while Industrials and Consumer Staples were the biggest detractors.
Our holdings in Financials gained 31.4%, well ahead of its benchmark which rose 25.7%. Bank stocks generated strong returns as they are among the few beneficiaries of rising interest rates, allowing them to earn more on loans as their net interest margin grows. Our positions in Wells Fargo and Bank of America were standouts, returning 49.8% and 37.3%, respectively. Banks are also well-positioned going forward with excess capital positions that can be returned to shareholders in the form of higher dividends and share buybacks. Capital One Financial was another key contributor to our returns, climbing 57.4% for the period. The company experienced lower-than-expected losses on their credit card portfolio as consumer credit remained strong throughout the pandemic.
After several years of poor performance the Energy sector bounced back, gaining 48.4%, driven by higher oil prices. Exploration and Production companies were among the first to realize the benefits of rising oil prices. We added ConocoPhillips and Hess to our Fund to increase our exposure to this group. ConocoPhillips generated a 55.2% return since being added to our Fund in February. The company has an attractive low-cost asset base and a strong balance sheet. Their acquisition of Concho Resources is now expected to create more synergies than originally anticipated, which led it to raise its share buyback program by an additional $1 billion this year. We also like Hess, which has an asset base that is differentiated from its peers. Its Guyana investment is turning out to be one of the most significant oil discoveries in many years and should complement its existing core assets and enable Hess to generate predictable production growth and consistent cash flow. The stock has risen 52.2% since we bought it.
Technology stocks regained their footing in the second quarter as the Fed indicated it would not move aggressively to raise interest rates. Our Technology holdings gained 14.1% for the first half of the year. Investments in Semiconductors positively contributed to our returns due in part to the global chip shortage. LamResearch, which manufactures equipment to fabricate high-density semiconductor chips, is benefiting from a recovery in the demand for memory chips. NVIDIA, which designs and manufactures computer graphic processors, chipsets, and software, has seen strong demand for its gaming and data center products. Within Software, our investment in Microsoft generated solid returns driven by enterprise spending on cloud computing. We continue to like Visa and Mastercard, the two largest payment processing companies, and we

Letter to Shareholders (continued)

expect both to benefit from a return of business and international travel that will drive cross-border transactions.
Our investments in Industrials generated gains of 13.3% for the period, lagging the benchmark. The reopening trade tied to cyclical stocks that drove the Industrials sector in the first quarter reversed itself in the second. Despite posting strong top- and bottom-line results, cyclical stocks sold off. Our holdings in commercial aerospace were particularly challenging. We thought that a return of air travel, and the resulting demand for new aircraft, would benefit both Boeing and General Electric and added them to our Fund. While in hindsight we recognize that we increased our exposure to this group too early, we continue to believe reopening stocks are well-positioned to generate strong growth and maintain our exposure to this group. In June, we initiated a position in Quanta Services, a leading end-to-end solutions provider in the electric power sector. We see the company as well positioned for continued growth driven by increased outsourcing by utilities and higher demand for renewable energy generation.
Looking ahead, we remain positive on the market. However, we are cognizant of both the above average valuation levels of the S&P 500 and the market’s sensitivity to the Fed’s plans. Higher-than-expected inflation levels and the threat of new COVID-19 variants are additional risks to the market at these levels. In times like these, stock selection becomes increasingly important. We remain focused on executing our disciplined investment approach.
For the six months ended June 30, 2021, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 15.1%. This compares to a 15.3% total return for the S&P 500 and a 14.9% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 15.0%.
For the twelve months ended June 30, 2021, the Fund’s total return on NAV was 39.4%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 40.8% and 39.7%, respectively. The Fund’s total return on market price was 40.6%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $11.1 million, or $.10 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2020, and $.06 of net investment income realized in 2021, all taxable in 2021. On July 15, 2021, an additional net investment income dividend of  $.05 per share was declared for payment on September 1, 2021. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
Before concluding, I would like to thank Dr. Craig Smith for his 16 years of service as a member of our Board of Directors. As part of the Fund’s mandatory

Letter to Shareholders (continued)

retirement policy for directors, Dr. Smith retired from our Board on April 15, 2021. As a retired physician and former chief executive officer in the pharmaceutical and biotechnology industries, Dr. Smith brought a unique perspective to our Board. We wish him well in retirement.
We are grateful for the trust you place in us and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
July 15, 2021

Portfolio Highlights

June 30, 2021
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$181,421,730	7.1%
Apple Inc.	139,274,624	5.5
Amazon.com, Inc.	109,053,072	4.3
Alphabet Inc. Class A	105,729,507	4.1
Facebook, Inc. Class A	71,384,863	2.8
Berkshire Hathaway Inc. Class B	56,862,432	2.2
UnitedHealth Group Incorporated	52,697,904	2.1
Bank of America Corp.	47,348,532	1.9
NVIDIA Corporation	46,485,810	1.8
Visa Inc. Class A	44,332,272	1.7
	$854,590,746	33.5%
Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2021
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,461,095,882)	$2,502,312,675
Non-controlled affiliate (cost $33,970,033)	35,425,739
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $12,934,679)	12,937,078	$2,551,141,492
Cash		207,744
Investment securities sold		45,913,626
Dividends receivable		1,188,633
Prepaid expenses and other assets		3,602,431
Total Assets		2,602,053,926

Liabilities
Investment securities purchased		46,392,150
Net unrealized loss on open total return swap agreements* (note 4)		550,354
Due to officers and directors (note 8)		2,034,490
Accrued expenses and other liabilities		4,131,685
Total Liabilities		53,108,679
Net Assets		$2,548,945,247

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 111,027,121 shares (includes 42,218 deferred stock units) (note 7)		$111,027
Additional capital surplus		1,269,733,901
Total distributable earnings (loss)		1,279,100,319
Net Assets Applicable to Common Stock		$2,548,945,247
Net Asset Value Per Share of Common Stock		$22.96

*
See Schedule of Investments beginning on page 17.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2021
(unaudited)
Investment Income
Income:
Dividends (includes $371,752 from affiliates)	$14,592,574
Other income	779,793
Total Income	15,372,367
Expenses:
Investment research compensation and benefits	3,491,507
Administration and operations compensation and benefits	1,878,966
Occupancy and other office expenses	341,606
Investment data services	422,698
Directors’ compensation	263,667
Shareholder reports and communications	177,316
Transfer agent, custody, and listing fees	174,220
Accounting, recordkeeping, and other professional fees	201,120
Insurance	81,550
Audit and tax services	65,661
Legal services	2,342
Total Expenses	7,100,653
Net Investment Income	8,271,714

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	240,713,003
Net realized gain (loss) on total return swap agreements	(1,320,016)
Net realized gain distributed by non-controlled affiliate	65,603
Change in unrealized appreciation on investments (includes $10,562,118 from affiliates)	85,584,961
Change in unrealized appreciation on total return swap agreements	(550,351)
Net Gain (Loss)	324,493,200
Change in Net Assets from Operations	$332,764,914
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2021	Year Ended December 31, 2020
From Operations:
Net investment income	$8,271,714	$21,779,322
Net realized gain (loss)	239,458,590	90,980,777
Change in unrealized appreciation	85,034,610	237,184,938
Change in Net Assets from Operations	332,764,914	349,945,037

Distributions to Shareholders from:
Total distributable earnings	(11,102,699)	(111,999,772)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	9,894	39,309,604
Cost of shares purchased (note 5)	—	(1,573,374)
Change in Net Assets from Capital Share Transactions	9,894	37,736,230
Total Change in Net Assets	321,672,109	275,681,495

Net Assets:
Beginning of period	2,227,273,138	1,951,591,643
End of period	$2,548,945,247	$2,227,273,138
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 9.1% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2021, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are

Notes to Financial Statements (continued)

charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2021, shared expenses totaled $9,438,105, of which $2,336,569 and $883 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2021.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2021, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,537,738,414	$—	$—	$2,537,738,414
Other investments	—	—	466,000	466,000
Short-term investments	12,937,078	—	—	12,937,078
Total investments	$2,550,675,492	$—	$466,000	$2,551,141,492
Liabilities:
Total return swap agreements*	$—	$(550,354)	$—	$(550,354)
* Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2020				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2021				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2021, the identified cost of securities for federal income tax purposes was $1,508,716,240 and net unrealized appreciation aggregated $1,042,425,252, consisting of gross unrealized appreciation of $1,056,613,468 and gross unrealized depreciation of $14,188,216.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the six months ended June 30, 2021, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.

Notes to Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2021 were $926,534,369 and $925,394,164, respectively.
4. DERIVATIVES
During the six months ended June 30, 2021, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2021, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $6,464,999 and $(6,440,932), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation

Notes to Financial Statements (continued)

allowance, into a tri-party account at its custodian. At June 30, 2021, securities, as denoted in the Schedule of Investments, with a value of  $390,946 were pledged by the Fund, providing $195,473 in collateral value after the required valuation allowance was applied. No cash collateral was held by the Fund at June 30, 2021.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2021, the Fund issued 556 shares of its Common Stock at a weighted average price of $17.79 per share as dividend equivalents to holders of restricted stock units under the 2005 Equity Incentive Compensation Plan. Additionally, 895 shares were canceled.
On December 23, 2020, the Fund issued 2,294,374 shares of its Common Stock at a price of $17.11 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 3,226 shares of Common Stock at a weighted average price of $16.38 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2021 and 2020 were as follows:
	Shares		Amount
	Six months ended June 30, 2021	Year ended December 31, 2020	Six months ended June 30, 2021	Year ended December 31, 2020
Shares issued in payment of distributions	556	2,297,600	$9,894	$39,309,604
Shares purchased (at a weighted average discount from net asset value of 15.1% in 2020)	—	(135,192)	—	(1,573,374)
Shares canceled	(895)	—	—	—
Net change	(339)	2,162,408	$9,894	$37,736,230
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2021, the Fund recorded matching contributions of  $332,640 and a liability, representing the 2021 discretionary contribution, of  $145,690.

Notes to Financial Statements (continued)

7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2021.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2021 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2020	49,714	$12.95
Reinvested dividend equivalents	556	17.79
Issued	(8,052)	13.89
Balance at June 30, 2021	42,218	$12.83
At June 30, 2021, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2021 was $140,266.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2021 to officers and directors amounted to $5,216,466, of which $403,933 was paid to independent directors. These amounts represent the taxable income including $140,266 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2021, $2,034,490 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2021, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2021, the Fund recognized rental expense of  $200,202.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2021	June 30, 2020	Year Ended December 31
			2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$20.06	$17.93	$17.93	$14.89	$17.55	$15.22	$15.04
Net investment income	0.07	0.10	0.20	0.20	0.20	0.22	0.19
Net realized gain (loss) and change in unrealized appreciation	2.93	(0.47)	3.01	4.31	(0.87)	3.55	1.03
Total from operations	3.00	(0.37)	3.21	4.51	(0.67)	3.77	1.22
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.19)	(0.22)	(0.21)	(0.22)	(0.18)
Net realized gain	(0.02)	(0.03)	(0.84)	(1.20)	(1.79)	(1.16)	(0.81)
Total distributions	(0.10)	(0.10)	(1.03)	(1.42)	(2.00)	(1.38)	(0.99)
Capital share repurchases (note 5)	—	—	—	0.02	0.03	0.03	0.02
Reinvestment of distributions	—	—	(0.05)	(0.07)	(0.02)	(0.09)	(0.07)
Total capital share transactions	—	—	(0.05)	(0.05)	0.01	(0.06)	(0.05)
Net asset value, end of period	$22.96	$17.46	$20.06	$17.93	$14.89	$17.55	$15.22
Market price, end of period	$19.77	$14.91	$17.29	$15.77	$12.62	$15.03	$12.71

Total Investment Return (a)
Based on market price	15.0%	-4.8%	16.4%	36.6%	-3.6%	29.4%	6.9%
Based on net asset value	15.1%	-2.0%	18.8%	31.6%	-2.6%	26.2%	9.2%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$2,549	$1,899	$2,227	$1,952	$1,581	$1,786	$1,513
Ratio of expenses to average net assets	0.61%	0.61%	0.60%	0.65%	0.56%	0.56%	0.64%
Ratio of net investment income to average net assets	0.70%	1.14%	1.12%	1.18%	1.14%	1.30%	1.29%
Portfolio turnover	78.6%	70.1%	58.7%	61.6%	58.4%	39.2%	32.0%
Number of shares outstanding at end of period (in 000’s)	111,027	108,731	111,027	108,865	106,206	101,736	99,437

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

Schedule of Investments

June 30, 2021
(unaudited)
	Shares	Value (a)
Common Stocks — 99.6%
Communication Services — 11.1%
Alphabet Inc. Class A (b)	43,300	$105,729,507
AT&T Inc.	514,282	14,801,036
Comcast Corporation Class A	597,600	34,075,152
Facebook, Inc. Class A (b)	205,300	71,384,863
Netflix, Inc. (b)	15,431	8,150,808
Omnicom Group Inc	136,000	10,878,640
Fox Corporation Class A	245,000	9,096,850
Walt Disney Company	164,700	28,949,319
		283,066,175
Consumer Discretionary — 11.9%
Amazon.com, Inc. (b)	31,700	109,053,072
BorgWarner Inc.	145,600	7,067,424
General Motors Company (b)	196,300	11,615,071
Hilton Worldwide Holdings, Inc. (b)	114,400	13,798,928
Home Depot, Inc.	27,300	8,705,697
Lowe’s Companies, Inc.	48,700	9,446,339
NIKE, Inc. Class B	127,900	19,759,271
O’Reilly Automotive, Inc. (b)	27,600	15,627,396
Target Corporation	113,500	27,437,490
Tesla Motors, Inc. (b)	33,300	22,634,010
TJX Companies, Inc.	373,900	25,208,338
Ulta Beauty, Inc. (b)	52,100	18,014,617
V.F. Corporation	187,400	15,374,296
		303,741,949
Consumer Staples — 6.0%
Coca-Cola Company	224,800	12,163,928
Constellation Brands, Inc. Class A	74,100	17,331,249
Costco Wholesale Corporation	63,800	25,243,746
Estee Lauder Companies Inc. Class A	48,400	15,395,072
Lamb Weston Holdings, Inc.	149,100	12,026,406
PepsiCo, Inc. (g)	78,800	11,675,796
Philip Morris International Inc.	309,700	30,694,367
Post Holdings, Inc. (b)	117,000	12,690,990
Procter & Gamble Company	115,350	15,564,176
		152,785,730
Energy — 3.3%
Adams Natural Resources Fund, Inc. (c)(h)	2,186,774	35,425,739
ConocoPhillips	314,800	19,171,320
Hess Corporation	174,300	15,219,876
Marathon Petroleum Corporation	125,200	7,564,584
Valero Energy Corporation	91,100	7,113,088
		84,494,607

Schedule of Investments (continued)

June 30, 2021
(unaudited)
	Shares	Value (a)
Financials — 11.7%
Bank of America Corp.	1,148,400	$47,348,532
Berkshire Hathaway Inc. Class B (b)	204,600	56,862,432
Capital One Financial Corporation	145,500	22,507,395
Financial Select Sector SPDR Fund	251,600	9,231,204
JPMorgan Chase & Co.	275,500	42,851,270
MetLife, Inc.	422,600	25,292,610
Moody’s Corporation	25,900	9,385,383
Morgan Stanley	413,800	37,941,322
T. Rowe Price Group	86,600	17,144,202
Wells Fargo & Company	665,700	30,149,553
		298,713,903
Health Care — 12.7%
Abbott Laboratories	116,800	13,540,624
AbbVie, Inc.	322,200	36,292,608
AmerisourceBergen Corporation	155,600	17,814,644
Centene Corporation (b)	259,800	18,947,214
CVS Health Corporation	382,900	31,949,176
Eli Lilly and Company	132,000	30,296,640
Health Care Select Sector SPDR Fund	74,900	9,433,655
IDEXX Laboratories, Inc. (b)	39,300	24,819,915
IQVIA Holdings Inc (b)	90,000	21,808,800
Johnson & Johnson	145,400	23,953,196
Thermo Fisher Scientific Inc.	39,600	19,977,012
UnitedHealth Group Incorporated	131,600	52,697,904
Universal Health Services, Inc. Class B	150,800	22,081,644
		323,613,032
Industrials — 8.4%
Boeing Company (b)	97,800	23,428,968
Carrier Global Corporation	533,400	25,923,240
Caterpillar Inc.	126,800	27,595,484
FedEx Corporation	89,500	26,700,535
General Electric Company	1,877,600	25,272,496
Honeywell International Inc.	100,000	21,935,000
Huntington Ingalls Industries, Inc.	76,200	16,059,150
Parker-Hannifin Corporation	73,500	22,572,585
Quanta Services, Inc.	146,000	13,223,220
Union Pacific Corporation	51,700	11,370,381
		214,081,059

Schedule of Investments (continued)

June 30, 2021
(unaudited)
	Shares	Value (a)
Information Technology — 27.5%
Adobe Inc. (b)	55,800	$32,678,712
Apple Inc. (g)	1,016,900	139,274,624
Arista Networks, Inc. (b)	55,300	20,035,743
CDW Corp.	66,900	11,684,085
Cisco Systems, Inc.	271,900	14,410,700
Fair Isaac Corporation (b)	24,600	12,365,928
Intuit Inc.	52,100	25,537,857
Lam Research Corporation	42,600	27,719,820
Mastercard Incorporated Class A	110,500	40,342,445
Microchip Technology Incorporated	113,200	16,950,568
Micron Technology, Inc. (b)	276,300	23,479,974
Microsoft Corporation (g)	669,700	181,421,730
NVIDIA Corporation	58,100	46,485,810
Oracle Corporation	122,200	9,512,048
PayPal Holdings Inc. (b)	104,600	30,488,808
QUALCOMM Incorporated	157,500	22,511,475
Visa Inc. Class A	189,600	44,332,272
		699,232,599
Materials — 2.3%
Air Products and Chemicals, Inc.	15,900	4,574,112
DuPont de Nemours, Inc.	177,700	13,755,757
LyondellBasell Industries N.V.	114,800	11,809,476
Sherwin-Williams Company	60,600	16,510,470
Steel Dynamics, Inc.	207,400	12,361,040
		59,010,855
Real Estate — 2.3%
CBRE Group, Inc. Class A (b)	126,000	10,801,980
Equinix, Inc.	25,700	20,626,820
Prologis, Inc.	133,700	15,981,161
Simon Property Group, Inc.	91,900	11,991,112
		59,401,073
Utilities — 2.4%
CenterPoint Energy, Inc.	647,400	15,874,248
CMS Energy Corporation	236,700	13,984,236
Public Service Enterprise Group Incorporated	253,700	15,156,038
Southern Company	241,000	14,582,910
		59,597,432

Schedule of Investments (continued)

June 30, 2021
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,495,065,915)		$2,537,738,414
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(h)
(Cost $150,000)		466,000
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.06% (e)	6,310,495	6,311,757
Northern Institutional Treasury Portfolio, 0.01% (e)	6,625,321	6,625,321
Total Short-Term Investments
(Cost $12,934,679)		12,937,078
Total — 100.1%
(Cost $1,508,150,594)		2,551,141,492
Other Assets Less Liabilities — (0.1)%		(2,196,245)
Net Assets — 100.0%		$2,548,945,247

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Autodesk, Inc. (43,000 shares)	5/24/2022	$12,284,846	$251,903	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Technology Select Sector SPDR Fund (87,000 shares)	5/24/2022	(12,228,668)	—	(649,559)
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Crown Castle International Corp (32,300 shares)	8/2/2022	6,375,946	—	(74,216)
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	SBA Communications Class A (19,800 shares)	8/2/2022	6,376,386	—	(66,126)
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	iShares U.S. Real Estate ETF (123,800 shares)	8/2/2022	(12,696,804)	76,632	—

Schedule of Investments (continued)

June 30, 2021
(unaudited)
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (190,000 shares)	8/2/2022	$25,506,075	$130,625	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (367,000 shares)	8/2/2022	(25,459,377)	—	(219,613)
Gross unrealized gain (loss) on open total return swap agreements					$459,160	$(1,009,514)
Net unrealized loss on open total return swap agreements (f)						$(550,354)

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
A portion of the position is pledged as collateral for open total return swap agreements.

(h)
During the six months ended June 30, 2021, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	65,603	371,752	10,562,118	35,425,739
Total		$65,603	$371,752	$10,562,118	$35,891,739

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2021
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2021
Activision Blizzard, Inc.	$11,344,234	$11,487,198	$—
Alaska Air Group, Inc.	14,067,784	12,994,349	—
Amphenol Corporation Class A	3,388,147	15,031,606	—
Arista Networks, Inc.	17,435,933		20,035,743
Berkshire Hathaway Inc. Class B	31,795,970		56,862,432
Boeing Company	24,574,966		23,428,968
Centene Corporation	19,146,299	13,937,045	18,947,214
CenterPoint Energy, Inc.	15,745,302		15,874,248
Constellation Brands, Inc. Class A	17,260,025		17,331,249
Consumer Discretionary Select Sector SPDR Fund	22,162,717	21,561,866	—
CVS Health Corporation	17,069,146		31,949,176
DuPont de Nemours, Inc.	13,422,463		13,755,757
Edison International	11,710,247	12,004,919	—
Estee Lauder Companies Inc. Class A	14,429,799		15,395,072
FedEx Corporation	25,338,413		26,700,535
General Electric Company	25,407,373		25,272,496
Health Care Select Sector SPDR Fund	59,263,073	50,537,765	9,433,655
Huntington Ingalls Industries, Inc.	14,968,038		16,059,150
IDEXX Laboratories, Inc.	20,238,173		24,819,915
Industrial Select Sector SPDR Fund	12,053,454	11,995,078	—
IQVIA Holdings Inc	17,833,086		21,808,800
Knight-Swift Transportation Holdings Inc.	11,340,770	11,813,785	—
Micron Technology, Inc.	22,858,058		23,479,974
Microsoft Corporation	13,969,064	9,053,520	181,421,730
Monster Beverage Corporation	14,106,924	14,740,939	—
NIKE, Inc. Class B	17,139,291		19,759,271
O’Reilly Automotive, Inc.	15,077,428	1,125,834	15,627,396
PayPal Holdings Inc.	16,164,739		30,488,808
Post Holdings, Inc.	11,740,973		12,690,990
Quanta Services, Inc.	13,276,787		13,223,220
Schlumberger N.V.	11,751,807	13,447,196	—
Southern Company	14,552,635		14,582,910
Technology Select Sector SPDR Fund	11,668,415	11,430,080	—
TJX Companies, Inc.	13,773,759		25,208,338
Ulta Beauty, Inc.	17,441,350		18,014,617
Universal Health Services, Inc. Class B	23,193,011		22,081,644
V.F. Corporation	14,982,012		15,374,296
Wells Fargo & Company	15,932,417	4,698,178	30,149,553
Abbott Laboratories		14,807,701	13,540,624

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2021
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2021
Alexion Pharmaceuticals, Inc.		$13,968,486	$—
American Tower Corporation		12,018,611	—
Apple Inc.		17,694,181	139,274,624
Bristol-Myers Squibb Company		24,055,042	—
Capital One Financial Corporation		15,268,249	22,507,395
Charter Communications, Inc. Class A		14,622,278	—
Chevron Corporation		14,132,127	—
Chipotle Mexican Grill, Inc.		14,192,572	—
Edwards Lifesciences Corporation		16,525,508	—
Fidelity National Information Services, Inc.		14,319,011	—
Intercontinental Exchange, Inc.		23,446,710	—
Kansas City Southern		18,513,215	—
L3Harris Technologies Inc.		14,156,027	—
Lincoln Electric Holdings, Inc.		12,637,167	—
Linde plc		17,111,801	—
Lowe’s Companies, Inc.		13,085,037	9,446,339
Mondelez International, Inc. Class A		12,875,392	—
NextEra Energy, Inc.		24,582,990	—
Raytheon Technologies Corporation		16,243,766	—
S&P Global, Inc.		12,538,231	—
Skyworks Solutions, Inc.		13,461,896	—
Thermo Fisher Scientific Inc.		22,480,481	19,977,012
T-Mobile US, Inc.		13,395,496	—
Union Pacific Corporation		19,261,467	11,370,381
United Rentals, Inc.		14,041,801	—
Vertex Pharmaceuticals Incorporated		15,352,792	—
Walmart Inc.		23,695,683	—
The transactions presented above are those purchases or sales during the period that exceeded .45% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2011	$1,050,734	91,074	$11.54	$9.64	$.15	$.50	$—	$.65	6.1%
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
June 30, 2021	2,548,945	111,027	22.96	19.77	.13**	.02	—	.15**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 15, 2021. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	77,991,981	8,361,267
Kenneth J. Dale	78,315,203	8,038,045
Frederic A. Escherich	78,334,047	8,019,201
Roger W. Gale	77,936,105	8,417,143
Mary Chris Jammet	82,422,946	3,930,302
Lauriann C. Kloppenburg	82,251,845	4,101,403
Kathleen T. McGahran	78,176,803	8,176,445
Mark E. Stoeckle	78,378,721	7,974,527
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2021 was approved with 83,657,876 votes for, 1,895,231 votes against, and 800,141 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

(unaudited)
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative. The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2021 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2)(4)	Roger W. Gale (2) (3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2) (3)	Mary Chris Jammet (2) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Lauriann C. Kloppenburg(1)(3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/ 21-1/31/21	0	$--	0	4,921,252
2/1/21-2/28/21	0	--	0	4,921,252
3/1/21-3/31/21	0	--	0	4,921,252
4/1/21-4/30/21	0	--	0	4,921,252
5/1/21-5/31/21	0	--	0	4,921,252
6/1/21-6/30/21	0	--	0	4,921,252
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

 Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

 Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 23, 2021

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 23, 2021